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                                                              Exhibit 99.906Cert

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2005, of the Financial Investors Trust (the "Company").

I, Edmund J. Burke, the President and Principal Executive Officer of the Company, certify that:

     (i) the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (ii) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:       July 1, 2005


By:          /s/ Edmund J. Burke
             -------------------
             Edmund J. Burke (Principal Executive Officer)
             President

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This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2005, of the Financial Investors Trust (the "Company").

I, Jeremy O. May, the Treasurer and Principal Financial Officer of the Company, certify that:

     (i) the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (ii) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:       July 1, 2005


By:          /s/Jeremy O. May
             ----------------
             Jeremy O. May (Principal Financial Officer)
             Treasurer